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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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            THIRD AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

     This Third Amendment to Agreement and Plan of Reorganization is made and entered into this 26th day of January, 1998 by and between First Citizens Banc Corp ("First Citizens") and The Farmers State Bank of New Washington, Ohio ("Farmers").

     WHEREAS, First Citizens and Farmers have entered into an Agreement and Plan of Reorganization dated July 3, 1997, as amended November 25, 1997 and November 26, 1997, respectively (as amended, the "Reorganization Agreement"), providing for the merger ("Merger") of Farmers Interim Bank, a wholly-owned subsidiary of First Citizens, with and into Farmers; and

     WHEREAS, the Reorganization Agreement is terminable by either party upon written notice to the other party in the event that the Merger is not consummated by February 28, 1998 ("Right of Termination Date");

     WHEREAS, the parties desire to amend the Reorganization Agreement to extend the Right of Termination Date to April 30, 1998.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     1. The last sentence of Section 17(a) of the Reorganization Agreement is hereby amended to read as follows:

         "In addition to the other grounds for termination of this Agreement set forth herein, this Agreement can be terminated by written notice by either party to the other, in each case authorized by its Board of Directors, if the Merger shall not have been consummated by April 30, 1998, or the date of such notice, whichever is later."

     2. Notwithstanding anything to the contrary in the Reorganization Agreement or in any other instrument or agreement executed and delivered by First Citizens or Farmers, the Right of Termination Date shall be April 30, 1998.

     3. Except as provided herein, the Reorganization Agreement shall remain in full force and effect and the remaining provisions thereof are hereby ratified and confirmed.

     4. Each of the parties shall execute such documents and take such further actions as may be reasonably required or desirable to carry out the provisions of this Third Amendment to Agreement and Plan of Reorganization.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Agreement and Plan of Reorganization as of the date and year first above written.

                                         THE FARMERS STATE BANK OF NEW
FIRST CITIZENS BANC CORP                   WASHINGTON, OHIO

/s/ DAVID A. VOIGHT                      /s/ WILLIAM SHEAFFER
----------------------------------       -----------------------------------
David A. Voight, President               William Sheaffer, Interim President
                                         and Chief Executive Officer








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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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            SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

     This Second Amendment to Agreement and Plan of Reorganization is made and entered into this 26th day of November, 1997 by and between First Citizens Banc Corp ("First Citizens") and The Farmers State Bank of New Washington, Ohio ("Farmers").

     WHEREAS, First Citizens and Farmers have entered into an Agreement and Plan of Reorganization dated July 3, 1997 ("Reorganization Agreement"), providing for the merger ("Merger") of Farmers Interim Bank, a wholly-owned subsidiary of First Citizens, with and into Farmers; and

     WHEREAS, the Reorganization Agreement (i) provides for an exchange ratio of
6.5 shares of First Citizens Common Stock for each share of Farmers Common Stock (the "Exchange Ratio"), (ii) requires the Merger to be consummated within a specified period after the occurrence of certain events ("Consummation Deadline") and (iii) is terminable by either party upon written notice to the other party in the event that the Merger is not consummated by February 1, 1998 ("Right of Termination Date");

     WHEREAS, the parties desire to amend the Reorganization Agreement to (i) change the Exchange Ratio to 6.06, (ii) eliminate the Consummation Deadline and
(iii) extend the Right of Termination Date to February 28, 1998.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     1. The last sentence of Section 1 of the Reorganization Agreement is hereby amended to read as follows:

     "Upon consummation of the Merger, each share of Farmers Common Stock (other than Dissenter Shares, as defined in Section 5) shall be converted into the right to receive 6.06 duly authorized, validly issued, fully paid and non-assessable First Citizens Common Shares, in accordance with the provisions regarding the exchange of shares set forth in the Merger Agreement."

     2. The last sentence of Section 4(e) of the Reorganization Agreement is hereby deleted in its entirety.

     3. The last sentence of Section 17(a) of the Reorganization Agreement is hereby amended to read as follows:

     "In addition to the other grounds for termination of this Agreement set forth herein, this Agreement can be terminated by written notice by either party to the other, in each case authorized by its Board of Directors, if the Merger shall not have been consummated by February 28, 1998, or the date of such notice, whichever is later."

     4. Notwithstanding anything to the contrary in the Reorganization Agreement or in any other instrument or agreement executed and delivered by First Citizens or Farmers, the Right of Termination Date shall be February 28, 1998.

     5. Except as provided herein, the Reorganization Agreement shall remain in full force and effect and the remaining provisions thereof are hereby ratified and confirmed.

     6. Each of the parties shall execute such documents and take such further actions as may be reasonably required or desirable to carry out the provisions of this Amendment to Agreement and Plan of Reorganization.

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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     IN WITNESS WHEREOF, the parties have executed this Amendment to Agreement and Plan of Reorganization as of the date and year first above written.

                                        FIRST CITIZENS BANC CORP

                                        /s/ DAVID A. VOIGHT
                                        ----------------------------------------
                                        David A. Voight, President

                                        THE FARMERS STATE BANK OF NEW
                                        WASHINGTON, OHIO

                                        /s/ WILLIAM SHEAFFER
                                        ----------------------------------------
                                        William Sheaffer, Executive Vice
                                        President
                                        and Chief Executive Officer

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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            AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF REORGANIZATION

     THIS AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION dated July 3, 1997 between First Citizens Banc Corp (hereinafter called "First Citizens") and The Farmers State Bank (hereinafter called "Farmers"), dated November 25, 1997;

     WITNESSETH:

     First Citizens and Farmers have determined that it will be in their mutual best interests to amend Agreement to provide that the effective date of the Merger, provided for in said Agreement, shall be not earlier than February 28, 1998.

     THEREFORE, in consideration of the mutual covenants and agreements herein contained, First Citizens and Farmers hereby agree as follows:

     (1) Paragraph 4.(e) of Agreement shall be amended to read as follows:

     "(e) After (i) receipt of the Board's prior approval of First Citizens' acquisition of Farmers; (ii) the approval of the Stockholders of Farmers and First Citizens; and (iii) the regulatory waiting period(s) have expired, First Citizens shall designate the date as of which First Citizens desires the Merger to become effective and the time the Merger shall become effective shall occur at the time and on the date so designated. However, any date so specified unless otherwise agreed to by Farmers and First Citizens, shall not be later than either (a) the first of the month immediately following the month in which the last of the events described above (i-iii) occurs if said event occurs before the twenty first day of such month or (b) the first day of the second month immediately following such month if the last of the events described above occurs after the twentieth day of such month; provided, however, that in no event, shall such date so specified be earlier than February 28, 1998."

     (2) In all respects, Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Amendment to Agreement has been executed the day and year first above written.

SIGNED IN THE PRESENCE OF:                         FIRST CITIZENS BANC CORP

[illegible]                                        By: /s/ DAVID VOIGHT
---------------------------------------------      ------------------------------------------
Witness                                            David Voight, President

[illegible]
---------------------------------------------
Witness

                                                   THE FARMERS STATE BANK

[illegible]                                        By: /s/ WILLIAM SHEAFFER
---------------------------------------------      ------------------------------------------
Witness                                            William Sheaffer,
                                                   Executive Vice President

[illegible]
---------------------------------------------
Witness

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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                      AGREEMENT AND PLAN OF REORGANIZATION

     This is an AGREEMENT dated July 3, 1997, between First Citizens Banc Corp. (hereinafter called "First Citizens") and The Farmers State Bank (hereinafter called "Farmers").

                                  WITNESSETH:

     First Citizens is a corporation duly organized under the laws of the State of Ohio. Its principal office is located at 100 East Water St., Sandusky, Ohio. As of the date hereof, First Citizens had authorized capital stock consisting of 10,000,000 shares of common stock, without par value ("First Citizens Common Shares") of which a total of 3,051,504 shares are issued and outstanding and none are shares of treasury stock owned by First Citizens. First Citizens owns all of the outstanding capital stock of The Castalia Banking Company, The Citizens Banking Company, R. A. Reynolds Appraisal Service, Inc. and SCC Resources, Inc. (hereinafter referred to as the "Subsidiaries").

     Farmers is an Ohio state banking corporation duly organized under the laws of the State of Ohio. Its principal office is located at 102 S. Kibler St., New Washington, Crawford County, Ohio. As of the date hereof, Farmers has authorized capital stock consisting of 200,000 authorized shares of common stock, $20 par value per share ("Farmers Common Stock"), all of which shares are issued and outstanding and none are shares of treasury stock owned by Farmers.

     At least a majority of the entire Board of Directors of First Citizens and at least a majority of the entire Board of Directors of Farmers, respectively, have approved the entering into of this Agreement and have authorized the execution and delivery of this Agreement. The Boards of Directors of First Citizens and Farmers have determined that it is in the best interests of their respective corporations and Stockholders that Farmers become a wholly owned subsidiary corporation of First Citizens. After the execution of this Agreement, First Citizens will undertake to cause the formation of a new banking corporation to be organized under the laws of the State of Ohio ("New Bank"), and thereafter First Citizens and Farmers will cause, subject to the terms and conditions set forth in this Agreement, the merger of New Bank with and into Farmers, in accordance with the terms set forth in the Merger Agreement attached hereto and designated Appendix A (the "Merger Agreement"). From and after the time the merger of Farmers and New Bank shall become effective, (the "Merger") and as and when required by this Agreement and the Merger Agreement, First Citizens will issue its Common Shares in exchange for all of the issued and outstanding shares of Farmers Common Stock.

     In consideration of mutual covenants and agreements herein contained, First Citizens and Farmers hereby make this Agreement and prescribe the terms and conditions of the Merger and the mode of carrying the Merger into effect as follows:

          1. Formation of New Bank. As soon as practicable after the date hereof, First Citizens shall commence and proceed with due diligence in the formation of the New Bank, all of the outstanding shares of which will be acquired by First Citizens prior to the merger of Farmers and the New Bank. The New Bank will merge with and into Farmers as the surviving bank corporation thereof, pursuant to the Merger Agreement. Upon consummation of the Merger, each share of Farmers Common Stock, (other than Dissenter Shares, as defined in Section 5) shall be converted into the right to receive 6.5 duly authorized, validly issued, fully paid and non-assessable First Citizens Common Shares, in accordance with the provisions regarding the exchange of shares set forth in the Merger Agreement.

          2. The Merger Agreement. Promptly following the commencement of the corporate existence of the New Bank, Farmers and First Citizens shall enter into, and First Citizens shall cause the New Bank to enter into, the Merger Agreement.

          3. Discussions with Others; Other Offers. On and after the date hereof, except with the written consent of First Citizens, Farmers shall not directly or indirectly solicit or encourage (nor shall Farmers permit any of its officers, directors, employees or agents directly or indirectly to solicit or encourage), including by way of furnishing information, any inquiries or proposals for a merger, consolidation, share exchange or similar transaction involving Farmers or for the acquisition of the stock or all or substantially all

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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     of the assets or business of Farmers, or discuss with or enter into conversations with any person, other than Farmers stockholders or employees, concerning any such merger, consolidation, share exchange, acquisition or other transaction, other than the share exchange with First Citizens; provided, however, that Farmers may communicate information about any such proposals or inquiries to its stockholders if and to the extent that it is required to do so in order to reasonably comply with its legal obligations. Farmers will promptly notify First Citizens orally (to be confirmed in writing as soon as practicable thereafter) of all of the relevant details relating to any inquiries or proposals that it may receive relating to any such matters, including actions it intends to take with respect to such matters.

          In order to induce First Citizens to enter into this Agreement and incur the substantial expenses involved in effectuating the transactions contemplated herein, Farmers agrees and does hereby promise to pay to First Citizens the sum of $500,000, upon First Citizens' demand therefor, in the event that the Farmers stockholders fail to approve this Agreement or the Merger Agreement as a result of Farmer's decision to entertain offers from and negotiate with a bona fide offeree other than First Citizens.

          4. Undertakings of the Parties. First Citizens and Farmers further covenant and agree as follows:

             (a) As soon as the Registration Statement referenced in (c) below shall become effective, this Agreement and the Merger Agreement shall be submitted to the Stockholders of Farmers for approval and adoption at a special meeting of Stockholders to be called and held in accordance with law and the Articles of Incorporation and Code of Regulations of Farmers.

             (b) As promptly as possible after the date hereof, each of First Citizens and Farmers shall use its best efforts, separately and jointly with the other party, in good faith to take or cause to be taken all such steps as shall be necessary or advisable to obtain all consents and approvals of governmental authorities as are required by law or otherwise to effect the share exchange, including without limitation the approval of the Federal Reserve Board (the "Board"), the approval of the Ohio Department of Commerce (Division of Financial Institutions Office of Banks and Savings & Loans) and the approval of the Federal Deposit Insurance Corporation, and shall do any and all acts and things reasonably necessary or advisable in order to cause the share exchange to be consummated on the terms provided in this Agreement and the Merger Agreement as promptly as practicable. First Citizens and Farmers will cooperate in complying with and in the preparation of proxy and registration statements under federal and state securities laws so as to facilitate the exchange of shares as contemplated by this Agreement and the Merger Agreement.

             (c) Each party will assume and pay all of its fees and expenses incurred by it incident to the negotiation, preparation and execution of this Agreement, obtaining of the requisite regulatory and shareholder consents and approvals and all other acts incidental to, contemplated by or in pursuance of this Agreement. First Citizens shall be responsible for preparing and filing at no expense to Farmers: (i) any and all required regulatory applications necessary in connection with the transactions contemplated by this Agreement; and (ii) an S-4 Registration Statement to be filed with the Securities and Exchange Commission to register the First Citizens Common Shares to be issued in connection with the transactions contemplated by this Agreement; provided, however, that such registration statement will not cover resales by any persons who may be considered "underwriters" under Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act") and
        (iii) any documents to be filed or action required to be taken under any applicable state securities or "Blue Sky" laws in connection with the Merger.

             (d) Between the date of this Agreement and the effective time of the Merger, Farmers will afford to the representatives of First Citizens, including its counsel and auditors, during normal business hours, full access to any and all assets of, or information with respect to, Farmers to the end that First Citizens may have full opportunity to make an investigation, in advance of the effective time as it shall reasonably desire in order to effectuate the purposes of this Agreement. To the extent reasonable under the circumstances, the officers of Farmers will confer with the representatives of First Citizens and will furnish to First Citizens either orally or by means of such records, documents, and memoranda as are reasonably available or capable of preparation (all of which First Citizens will be permitted to make

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        copies of) and such other information as First Citizens may reasonably request. All information furnished by one party to another party in connection with this Agreement and the transactions contemplated hereby will be kept confidential by such other party and will be used only in connection with this Agreement and the transactions contemplated hereby, except to the extent that such information: (i) is already known to such other party when received; (ii) thereafter becomes lawfully obtainable from other sources; or (iii) is required to be disclosed in any document filed with the Securities and Exchange Commission, the Board, or any other governmental agency or authority. In the event that this Agreement is terminated, each party will return to the other party or destroy any documents received by it from the other party that contain any such confidential information.

             (e) After (i) receipt of the Board's prior approval of First Citizens' acquisition of Farmers; (ii) the approval of the Stockholders of Farmers and First Citizens; and (iii) the regulatory waiting period(s) have expired, First Citizens shall designate the date as of which First Citizens desires the Merger to become effective and the time the Merger shall become effective shall occur at the time and on the date so designated. However, any date so specified unless otherwise agreed to by Farmers and First Citizens, shall not be later than either
        (a) the first of the month immediately following the month in which the last of the events described above (i-iii) occurs if said event occurs before the twenty-first day of such month or (b) the first day of the second month immediately following such month if the last of the events described above occurs after the twentieth day of such month.

             (f) Subject to the terms and conditions of this Agreement, First Citizens and Farmers each agree that, subject to applicable laws and to the fiduciary duties of its respective directors, each will promptly take or cause to be taken all action, and promptly do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Merger and other transactions contemplated by this Agreement.

             (g) First Citizens shall offer the existing employees of Farmers the opportunity to become employees of Farmers (i.e. the surviving corporation under the Merger Agreement) following consummation of the Merger; provided, however, that nothing in this section or elsewhere in this Agreement shall be deemed to be a contract of employment or be construed to give said employees any rights other than as employees at will under Ohio law and said employees shall not be deemed to be third-party beneficiaries of this provision. Farmers' employees who become employees of Farmers after the Merger will have their years of service credited toward eligibility and vesting in Pension Plan for the Employees of First Citizens Banc Corp. and its Affiliates and the Savings and Retirement Plan for First Citizens Banc Corp. and its Affiliates and will be entitled to participate in a variety of on-going educational and training programs offered by First Citizens and its Subsidiaries.

             (h) Farmers shall, prior to the time the Merger shall become effective, take such actions, in consultation with First Citizens, as shall be necessary or desirable to cause termination of any qualified retirement plans of Farmers at or after the effective date of Merger.

             (i) Two (2) member(s) of Farmers' current Board of Directors shall have the right to serve on the Board of Directors of First Citizens. Farmers hereby agrees to cause its Board of Directors to provide First Citizens, at least seventy-five (75) days prior to the annual meeting of First Citizens, with nominees, subject to First Citizens' approval, to serve as directors of First Citizens effective at or prior to First Citizens' 1998 annual shareholder meeting. Pursuant to the Merger Agreement, all of the current directors of Farmers shall continue as directors thereof after the Merger.

             (j) First Citizens and Farmers acknowledge that the transactions contemplated hereby are subject to the provisions of the Securities Act of 1933, as amended (the "Act") and Rule 145 thereunder. First Citizens agrees to prepare and file, as soon as practicable after the execution of this Agreement, the Registration Statement under and pursuant to the provisions of the Act for the purposes of registering the First Citizens Common Shares to be issued in connection with the transactions contemplated hereby. Farmers agrees to provide promptly to First Citizens information concerning the business and financial condition and affairs of Farmers as may be required or appropriate for inclusion in the Registration Statement and to cause its counsel and auditors to cooperate with First Citizens counsel

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                               EXHIBIT NO. 10ii

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        and auditors in the preparation of such Registration Statement. First
        Citizens agrees to use its best efforts to have such Registration Statement declared effective under the Act as soon as may be practicable, and Farmers agrees to distribute the prospectus/proxy statement (to be prepared by and furnished at First Citizen's expense) contained in such Registration Statement (the Farmers "Prospectus/Proxy Statement") to Farmers stockholders not less than ten (10) days prior to the scheduled meeting of Farmers stockholders that will be held to consider approval of this Agreement and the Merger Agreement. Except to the extent permitted by Rule 145(b), First Citizens and Farmers agree not to publish any communication other than the Prospectus/Proxy Statement, in respect of this Agreement, the Merger Agreement, or the transactions contemplated therein. Any communication by either party under Rule 145(b) will be made only upon the written approval of the other. First Citizens and Farmers agree that, between the date the Registration Statement becomes effective and the effective time of the Merger, they will keep each other advised on a current basis of material developments concerning their respective businesses, including any event which would cause the Prospectus/proxy Statement to contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. First Citizens shall not be required to maintain the effectiveness of the Registration Statement for the purpose of resale of First Citizens Common Shares by Farmers stockholders who may be deemed to be affiliates of Farmers, as such term is defined in Rule 144 promulgated under the Act (the "Affiliates").

             (k) Each Affiliate of Farmers shall furnish to First Citizens a certificate representing that such Affiliate will not sell, assign, or transfer any of the First Citizens Common Shares received by such Affiliate as a result of the transactions contemplated by this Agreement, except pursuant to (a) registration under the act or (b) a transaction permitted by Rule 145 under the Act, or (c) a transaction in which, in the opinion of Squire, Sanders & Dempsey or other counsel satisfactory to First Citizens, or in accordance with a "no action" letter from the staff of the Securities and Exchange Commission, the First Citizens Common Shares are not required to be registered under the Act; and in the event of sale or other disposition pursuant to Rule 145 such Affiliate will supply satisfactory evidence of compliance with such Rule to First Citizens. With respect to such representations, each Affiliate shall agree to hold harmless and indemnify First Citizens and First Citizens' officers and directors from and against any losses, claims, damages, expenses (including reasonable attorneys' fees), or liabilities to which First Citizens or any officer or director of First Citizens may become subject under the Act or otherwise as a result of the untruth, breach, or failure of such representations. Each Affiliate shall further agree that the certificate or certificates representing the First Citizens Common Shares issued to such Affiliate upon the consummation of the Share Exchange may bear the following restrictive legend:

               "The shares represented by this certificate have been issued or transferred to the registered holder as a result of a transaction to which Rule 145 under the Securities Act of 1933, as amended (the "Act"), applies. The shares represented by this certificate may not be sold, transferred or assigned, and the issuer shall not be required to give effect to any attempted sale, transfer or assignment, except pursuant to (i) current registration under the Act, (ii) a transaction permitted by Rule 145 and as to which the issuer has received reasonable and satisfactory evidence of compliance with the provisions of Rule 145, or (iii) a transaction in which, in the opinion of Squire, Sanders & Dempsey or other counsel satisfactory to the issuer or in accordance with a "no action" letter from the staff of the Securities and Exchange Commission, such shares are not required to be registered under the Act."

             First Citizens covenants and agrees to remove the foregoing restrictive legend from the certificate or certificates representing the First Citizens Common Shares issued to an Affiliate and to cancel any stop order instructions with respect thereto upon (i) receipt of advice from its counsel that such actions are appropriate under the then existing circumstances, or (ii) upon request of the holder thereof at anytime after that period ending two years following the Merger, provided that the holder thereof is not,

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        and has not for at least the thirty day period ending prior to the request been an affiliate of First Citizens.

             (l) First Citizens shall, to the extent required by applicable state securities or "blue sky" laws, as promptly as practicable after the furnishing by Farmers of all information regarding Farmers required or desirable to be reflected therein file with applicable state securities or blue sky administrators, use its best efforts to cause to become effective or be approved, all registration statements or applications required to be so filed with respect to the issuance of the First Citizens Common Shares in connection with the Agreement of Merger.

             (m) On the date the Registration Statement becomes effective and at the effective time of the Merger, Farmers shall deliver to First Citizens a certificate signed by the principal executive officer and by the principal financial officer of Farmers to the effect that the information contained in the Registration Statement relating to the business and financial condition and affairs of Farmers does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. On the date the Registration Statement becomes effective and at the effective time of the Merger, First Citizens shall deliver to Farmers a certificate signed by the chief executive officer and by the chief financial officer of First Citizens to the effect that the Registration Statement (other than the information contained therein relating to the business and financial condition and affairs of Farmers) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

             (n) First Citizens will maintain "current public information" within the meaning of Rule 144 of the Securities and Exchange Commission for two (2) years following the effective date.

          5. Dissenting Stockholders. Holders of Farmers Common Stock, who do not vote their shares in favor of the Merger and otherwise comply in all respects to perfect dissenters' rights, will be entitled to dissenters' or appraisal rights, if any, pursuant to and solely upon strict compliance with, the applicable provisions of Ohio law (collectively, the "Dissenting Shares").

          6. Tax Opinion. Farmers, for the benefit of its Stockholders, shall obtain a written opinion of it's counsel, to the effect that:

             (a) The statutory merger of New Bank with and into Farmers will constitute a reorganization within the meaning of Section 368(a)(1)(A) and (a)(2)(E) of the Internal Revenue Code;

             (b) No gain or loss will be recognized by Farmers as a consequence of the transactions herein contemplated;

             (c) No gain or loss will be recognized by the Stockholders of Farmers on the exchange of their shares of Farmers Common Stock for First Citizens Common Shares (disregarding for this purpose any cash received for fractional share interests to which they may be entitled);

             (d) The federal income tax basis of the First Citizens Common Shares received by the Stockholders of Farmers for their shares of Farmers Common Stock will be the same as the federal income tax basis of the Farmers Common Stock surrendered in exchange therefor; and

             (e) The holding period of the First Citizens Common Shares received by a shareholder of Farmers in exchange for shares of Farmers Common Stock will include the period for which the Farmers Common Stock exchanged therefor was held, provided the exchanged Farmers Common Stock was held as a capital asset by such shareholder on the date of the exchange.

          7. Representations and Warranties of First Citizens. First Citizens represents and warrants to Farmers as follows:

             (a) First Citizens is a corporation duly organized and validly existing under the laws of the State of Ohio, is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and is qualified to do business in the State of Ohio, together with all other jurisdictions where

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                           FIRST CITIZENS BANC CORP
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        it is both required to so qualify and the failure to so qualify would have material and adverse consequences to First Citizens. First Citizens has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to engage in the businesses and activities now conducted by it. As of March 31, 1997, the authorized capital stock of First Citizens consisted of 10,000,000 shares of common stock, without par value, of which a total of 3,051,504 shares were issued and outstanding and no shares were held by First Citizens as treasury stock. All of said shares of capital stock are fully paid and nonassessable and are not issued in violation of the preemptive rights of any shareholder.

             (b) First Citizens has furnished to Farmers copies of the following financial statements relating to First Citizens and its consolidated subsidiaries: (i) the audited Consolidated Balance Sheets of First Citizens as of December 31, 1996, and 1995, and the Consolidated Statements of Income, Stockholders' Equity and Statements of Cash Flows for the three years ended December 31, 1996, 1995 and 1994, together with the notes thereto; and (ii) the unaudited Consolidated Balance Sheet of First Citizens as of March 31, 1997, and the unaudited Consolidated Statements of Income and Stockholders' equity for the period then ended. Each of the aforementioned financial statements was prepared in accordance with Generally Accepted Accounting Principles, consistently applied and is true and correct in all material respects and together present fairly the consolidated financial position and results of operations of First Citizens as of the dates and for the periods therein set forth (subject, in the case of such interim financial statements, to normal year-end audit adjustments). Such financial statements do not, as of the dates thereof, include any material asset or omit any material liability, absolute or contingent, or other fact, the inclusion or omission of which renders such financial statements, in light of the circumstances under which they were made, misleading in any material respect. Since December 31, 1996, there has not been any material adverse change in the financial condition, results of operations, business or prospects of First Citizens and the Subsidiaries on a consolidated basis.

             (c) The Board of Directors of First Citizens has authorized execution of this Agreement and the Merger Agreement and approved the merger of the New Bank and Farmers as contemplated herein and therein. First Citizens has all requisite power and authority to enter into this Agreement and the Merger Agreement and First Citizens has the authority to consummate the transactions contemplated hereby. This Agreement constitutes the valid and legally binding obligation of First Citizens and this Agreement and the consummation of the transactions contemplated herein have been duly authorized and approved on behalf of First Citizens by all requisite corporate action. Provided the required approvals are obtained from the Board, neither the execution and delivery of this Agreement or the Merger Agreement nor the consummation of the Merger will conflict with, result in the breach of, constitute a default under or accelerate the performance provided by the terms of any law, or any rule or regulation of any governmental agency or authority or any judgment, order or decree of any court or other governmental agency to which First Citizens may be subject, any contract, agreement or instrument to which First Citizens is a party or by which First Citizens is bound or committed, or the Articles of Incorporation or Code of Regulations of First Citizens, or constitute an event which with the lapse of time or action by a third party, could, to the best of First Citizens' knowledge, result in the default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of First Citizens or upon any of the stock of First Citizens; except, however, in the case of contracts, agreements or instruments, such defaults, conflicts or breaches which either (i) will be cured or waived prior to the time the Merger becomes effective, or
        (ii) if not so cured or waived would not, in the aggregate, have any material adverse effect on the financial condition, results of operations or business of First Citizens on a consolidated basis.

             (d) There is no litigation, action, suit, investigation or proceeding pending or, to the best of the knowledge after due inquiry of First Citizens and its executive officers, threatened, against or affecting First Citizens and/or the Subsidiaries or involving any of their respective properties or assets, at law or in equity, before any federal, state, municipal, local or other governmental authority, involving a material amount which, if resolved adversely to the interest of First Citizens and the Subsidiaries, would materially affect the financial conditions or operations of First Citizens and the Subsidiaries

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        and/or its ability to perform under this Merger Agreement, and to the best of the knowledge and belief after due inquiry of First Citizens and its executive officers, no one has asserted and no one has reasonable or valid grounds on which it reasonably can be expected that anyone will assert any such claims against First Citizens and the Subsidiaries based upon the wrongful action or inaction of First Citizens and the Subsidiaries or any of their respective officers, directors or employees.

             (e) At the time the Merger shall become effective and on such subsequent date when the former Stockholders of Farmers surrender their Farmers share certificates for cancellation, the First Citizens Common Shares to be received by Stockholders of Farmers will have been duly authorized and validly issued by First Citizens and will be fully paid and nonassessable.

             (f) Except for a fee to McDonald & Company Securities, Inc., First Citizens has not incurred and will not incur directly or indirectly any liability for brokerage, finders', agents' or investment bankers' fees or commissions in connection with this Agreement or the transactions contemplated thereby.

             (g) The Pension Plan for the Employees of First Citizens Banc Corp. and its Affiliates and the Savings and Retirement Plan for First Citizens Banc and its Affiliates (hereinafter referred to collectively as the "plans") which purport to be qualified plans under Section 401(a) of the Internal Revenue Code is so qualified and is in compliance in all material respects with the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All material notices, reports and other filings required under applicable law to be given or made to or with any governmental agency with respect to the plans have been timely filed or delivered where failure to file will result in a penalty or result in disqualification of the plan. First Citizens has no knowledge either of any circumstances which would adversely affect the qualifications of the plans or their compliance with the applicable requirements of ERISA, or of any "reportable event" (as such term is defined in Section 4043(b) of ERISA) or any "prohibited transaction" (as such term is defined in Section 406 of ERISA and Section 4975(c) of the Internal Revenue Code) which has occurred since the date on which said section became applicable to the plans. With respect to those plans which are defined benefit plans within the meaning of ERISA, such plans meet the minimum funding standards set forth in the Internal Revenue Code and ERISA.

             (h) First Citizens has delivered to Farmers copies of the Annual Report on Form 10-K filed with the Securities and Exchange Commission by First Citizens for its fiscal years ended December 31, 1996, 1995, and 1994 including exhibits and all documents incorporated by reference therein, and the proxy materials disseminated by First Citizens to its Shareholders in connection with the 1997 Annual Meeting of Shareholders of First Citizens. Such Annual Report and proxy materials do not misstate a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

             (i) Since December 31, 1996, each of First Citizens and the Subsidiaries has conducted business only in the ordinary course, and has preserved its corporate existence, business and goodwill intact.

             (j) First Citizens and the Subsidiaries each have good and marketable title to all assets and properties, whether real or personal, tangible or intangible, including without limitation the capital stock of the Subsidiary Banks and all other assets and properties reflected in First Citizens' Balance Sheet of December 31, 1996 or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1996) subject to no liens, mortgages, security interests, encumbrances, pledges or charges of any kind, except: (i) those items that secure liabilities that are reflected in said Balance Sheet; (ii) statutory liens for taxes not yet delinquent; and (iii) minor defects and irregularities in title and encumbrances which do not materially impair the use thereof for the purposes for which they are held; and such liens, mortgages, security interests, encumbrances and charges are not in the aggregate, material to the assets and properties of First Citizens. First Citizens or one of the Subsidiaries as lessee has the contractual right under valid leases to occupy, use, possess and control all material property leased by First Citizens or one of the Subsidiaries.

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             (k) To the best of the knowledge after due inquiry of First
        Citizens and its executive officers, First Citizens and the Subsidiaries have complied with all laws, regulations and orders applicable to them and to the conduct of their respective businesses, including without limitation, all statutes, rules and regulations pertaining to the conduct of banking activities except for possible technical violations which together with any penalty which results therefrom are or will be of no material consequence to either First Citizens or the Subsidiaries. Neither First Citizens nor any of the Subsidiaries is the subject of, nor a party to, any regulatory action or agreement such as letter agreements, memorandum of understanding, cease and desist orders or like agreements. Neither First Citizens nor the Subsidiaries are in default under, and no event has occurred which, with the lapse of time or action by a third party, could, to the best of First Citizens' knowledge after due inquiry, result in the default under the terms of any judgment, decree, order, writ, rule or regulation of any governmental authority or court, whether federal, state or local and whether at law or in equity, where the default(s) could reasonably be expected to have a material adverse effect on the financial conditions, results of operations or business of First Citizens and the Subsidiaries on a consolidated basis.

             (l) First Citizens has duly filed all federal, state, county and local income, excise, real and personal property and other tax returns and reports (including, but not limited to, social security, withholding, unemployment insurance, and sales and use taxes) required to have been filed by First Citizens up to the date hereof. To the best of the knowledge and belief of First Citizens all such returns are true and correct in all material respects, and First Citizens has paid or, prior to the time the Merger shall become effective, will pay all taxes, interest and penalties shown on such return or reports or claimed (other than those claims being contested in good faith and which have been disclosed to Farmers) to be due to any federal, state, county, local or other taxing authority, and there is, and at the time the Merger shall become effective will be, no basis for any additional claim or assessment which might materially and adversely affect First Citizens or the Subsidiaries, and for which an adequate reserve has not been established. To the best of its knowledge and belief, First Citizens has paid or made adequate provision in its financial statements or its books and records for all taxes payable in respect of all periods ending as of the date thereof. To the best of its knowledge and belief First Citizens has, or at the time the Merger shall become effective will have, no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the time the Merger shall become effective in the ordinary course of business and are properly accrued on the books of First Citizens as of the time the Merger shall become effective.

             (m) To the best of its knowledge and belief, but without having undertaken an environmental audit, First Citizens has no knowledge of any underground storage tanks, any hazardous substances, hazardous waste, pollutant or contaminant, including, but not limited to, asbestos (except as previously disclosed to Farmers in a letter of even date herewith), PCB's or urea formaldehyde, having been generated, released into, stored or deposited over, upon or below (in storage tanks or otherwise) First Citizens' premises or any other real property owned or leased by First Citizens other than other real estate owned, for which no investigation was conducted by First Citizens, but for which First Citizens has no knowledge of such, or into any water systems on or below the surface of the First Citizens premises or any other real property owned or leased by First Citizens other than other real estate owned, for which no investigation was conducted by First Citizens, but for which First Citizens has no knowledge of such from any source whatsoever. As used in this Agreement, the terms "hazardous substance," "hazardous waste," pollutant" and "contaminant" mean any substance, waste, pollutant or contaminant included within such terms under any applicable Federal, state or local statute or regulation.

          8. Representations and Warranties of Farmers. Farmers represents and warrants to First Citizens that, except as set forth in the disclosure letter dated of even date herewith (the "Disclosure Letter") and attached hereto and made a part hereof, as follows:

             (a) Farmers is a banking corporation duly organized and validly existing in good standing under the laws of the State of Ohio. Farmers has full power and authority (including all licenses, franchises, permits and other governmental authorizations which are legally required) to engage in the businesses

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        and activities now conducted by it. As of the date of this Agreement, the authorized capital stock of Farmers consists of 200,000 shares of common stock with $20 par value, all of which shares are issued and outstanding and none are shares of treasury stock owned by Farmers. All of said shares of capital stock are fully paid and nonassessable and are not issued in violation of the preemptive rights of any shareholder. There are no outstanding options, warrants or commitments of any kind relating to Farmer's capital stock.

             (b) Farmers has furnished to First Citizens copies of all financial statements relating to Farmers, as filed with the appropriate regulatory agencies, as of and for the years ended December 31, 1996 and 1995. Farmers has furnished to First Citizens copies of all financial statements relating to Farmers, as filed with the appropriate regulatory agencies, as of and for the period ended March 31, 1997 and will furnish to First Citizens monthly financial statements for the period thereafter through the effective time of the Merger. Each of the aforementioned financial statements is and shall be prepared in accordance with Generally Accepted Accounting Principles or applicable regulatory accounting principles applicable to Farmers consistently applied and is and shall be true and correct in all material respects and together present fairly the consolidated financial position and results of operations of Farmers as of the dates and for the periods therein set forth (subject, in the case of such interim financial statements, to normal year-end adjustments). Farmers financial statements do not and will not, as of the dates thereof, include any asset in excess of $5,000 or omit any liability in excess of $5,000, absolute or contingent, or other fact, the inclusion or omission of which renders such financial statements, in light of the circumstances under which they were made, misleading in any material respect. Since December 31, 1996, there has not been any change in the financial condition, results of operations, business or prospects of Farmers (including, without limitation, any adverse trend in the loan loss experience of Farmers) which in the aggregate, has had a material adverse effect on Farmer's condition.

             (c) The Board of Directors of Farmers has authorized execution of this Agreement. Subject to the approval by the Stockholders of Farmers, Farmers has all requisite power and authority to enter in this Agreement and the Merger Agreement. Farmers has the authority to consummate the transactions contemplated hereby so that, provided all required corporate and regulatory approvals are obtained, neither the execution and delivery of this Agreement, the Merger Agreement nor the consummation of the Merger will conflict with, result in the breach of, constitute a default under or accelerate the performance provided by the terms of any law, or any rule or regulation of any governmental agency or authority or any judgment, order or decree of any court or other governmental agency to which Farmers may be subject, any contract, agreement or instrument to which Farmers is a party or by which Farmers is bound or committed, or the Articles of Incorporation or Code of Regulations of Farmers, or constitute an event which with the lapse of time or action by a third party, could, to the best of Farmer's knowledge, result in the default under any of the foregoing or result in the creation of any lien, charge, encumbrance upon any of the assets, property or capital stock of Farmers, except, however, in the case of contracts, agreements or instruments, such defaults, conflicts or breaches which either (i) will be cured or waived prior to the time the Merger becomes effective, or (ii) if not so cured or waived would not, in the aggregate, have any material adverse effect on the financial condition, results of operations or business of Farmers.

             (d) Except as disclosed in Subsection (d) of the Disclosure Letter, there is no litigation, action, suit, investigation or proceeding pending or, to the best of their knowledge after due inquiry of Farmers and its executive officers, overtly threatened, against or affecting Farmers or involving any of their respective properties or assets, at law or in equity, before any federal, state, municipal, local or other governmental authority, involving in excess of $5,000, and to the best of the knowledge and belief after due inquiry of Farmers and its executive officers, no one has asserted and no one has reasonable or valid ground on which it reasonably can be expected that anyone will assert any such claims against Farmers based upon the wrongful action or inaction of Farmers or its respective officers, directors or employees.

             (e) Farmers has good and marketable title to all assets and properties, whether real or personal, tangible or intangible reflected in Farmer's Balance Sheet of December 31, 1996 or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair

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        value in the ordinary course of business since December 31, 1996)
        subject to no liens, mortgages, security interests, encumbrances, pledges or charges of any kind, except: (i) those items that secure liabilities that are reflected in said Balance Sheet; (ii) statutory liens for taxes not yet delinquent; and (iii) minor defects and irregularities in title and encumbrances which do not impair the use thereof for the purposes for which they are held; and such liens, mortgages, security interests, encumbrances and charges are not in the aggregate, material to the assets and properties of Farmers. Farmers as lessee has the contractual right under valid leases to occupy, use, possess and control all material property leased by Farmers.

             (f) To the best of the knowledge after due inquiry of Farmers and its executive officers, Farmers has complied with all laws, regulations and orders applicable to it and to the conduct of its business, including without limitation, all statutes, rules and regulations pertaining to the conduct of its banking activities except for possible technical violations which together with any penalty which results therefrom are or will be of no material consequence to Farmers. Except as disclosed in Subsection (f) of the Disclosure Letter, Farmers is not the subject of, nor is a party to, any regulatory actions or agreement such as letter agreements, memorandum of understanding, cease and desist order or like agreements. Farmers is not in default under, and no event has occurred which, with the lapse of time or action by a third party, could, to the best of Farmer's knowledge after due inquiry, result in the default under the terms of any judgment, decree, order, writ, rule or regulation of any governmental authority or court, whether federal, state or local and whether at law or in equity.

             (g) Except as disclosed in Subsection (g) of the Disclosure Letter, Farmers has not, since December 31, 1996 to the date hereof: (i) issued or sold any of its capital stock or any corporate debt securities; (ii) granted any option for the purchase of capital stock; (iii) declared or set aside or paid any dividend or other distribution in respect of its capital stock except as permitted pursuant to Section 9(a) hereof or, directly or indirectly, purchased, redeemed or otherwise acquired any shares of such stock; (iv) incurred any obligation or liability (absolute or contingent), except for obligations reflected in this Agreement or the Merger Agreement, and except for obligations or liabilities incurred in the ordinary course of business, or mortgaged, pledged or subjected to lien or encumbrance (other than statutory liens for taxes not yet delinquent) any of its assets or properties; (v) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than the current portion of any long term liabilities which become due after December 31, 1996, current liabilities included in its financial statements as of December 31, 1996, current liabilities incurred since the date thereof in the ordinary course of business and liabilities incurred in carrying out the transactions contemplated by this Agreement or the Merger Agreement;
        (vi) sold, exchanged or otherwise disposed of any of its capital assets worth in excess of $5,000 outside the ordinary course of business; (vii) made any officers' salary increase or wage increase other than in the ordinary course of business, entered into any employment contract with any officer or salaried employee or, instituted any employee welfare, bonus, stock option, profit-sharing, retirement or similar plan or arrangement; (viii) suffered any damage, destruction or loss, whether or not covered by insurance, involving in excess of $5,000, affecting its business, property or assets or waived (except for fair consideration) any rights of value which are material in the aggregate, considering its business taken as a whole; or (ix) entered or agreed to enter into any agreement or arrangement granting any preferential right to purchase any of its assets, properties or rights or requiring the consent of any party to the transfer and assignment of any such assets, properties or rights.

             (h) Except as disclosed in Subsection (h) of the Disclosure Letter, Farmers is not a party to or bound by any written or oral: (i) employment or consulting contract which is not terminable by it on 60 days or less notice, (ii) employee bonus, deferred compensation, pension, stock bonus or purchase, profit-sharing, retirement or stock option plan, (iii) other employee benefit or welfare plan, or (iv) other executory material agreements which in any case obligate Farmers to make any payment(s) which in the aggregate exceed $5,000 per year except for contracts terminable on 60 days notice. All such pension, stock bonus or purchase, profit-sharing, defined benefit and retirement plans set forth under the caption "Qualified Plans" in the Farmers Document List (hereinafter referred to collectively as the

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        "plan") are qualified plans under Section 401(a) of the Internal Revenue
        Code and in compliance in all material respects with ERISA. All material notices, reports and other filings required under applicable law to be given or made to or with any governmental agency with respect to the plans have been timely filed or delivered where failure to file would result in a penalty and/or result in disqualification of the plan. Farmers has no knowledge either of any circumstances which would adversely affect the qualification of the plans or their compliance with ERISA, or of any unreported "reportable event" (as such term is defined in Section 4043(b) of ERISA) or, any "prohibited transaction" (as such term is defined in Section 406 of ERISA and Section 4975(c) of the Internal Revenue Code) which has occurred since the date on which said sections became applicable to the plans. The plans meet the minimum funding standards set forth in the Internal Revenue Code and ERISA.

             (i) Farmers has duly filed all federal, state, county and local income, excise, real and personal property and other tax returns and reports (including, but not limited to, social security, withholding, unemployment insurance, and sales and use taxes) required to have been filed by Farmers up to the date hereof. Except as set forth in Subsection (i) of the Disclosure Letter, to the best of the knowledge and belief of Farmers all such returns are true, are correct in all material respects, and Farmers has paid or, prior to the time the Merger shall become effective, will pay all taxes, interest and penalties shown on such return or reports or claimed together than those claims being contested in good faith and which have been disclosed to First Citizens to be due to any federal, state, county, local or other taxing authority, and there is, and at the time the Merger shall become effective will be, no basis for any additional claim or assessment in excess of $5,000 and for which an adequate reserve has not been established. To the best of its knowledge and belief, Farmers has paid, made or will make adequate provision in its financial statements or its books and records for all taxes payable in respect of all periods ending as of the date thereof. To the best of its knowledge and belief, Farmers has, or at the time the Merger shall become effective will have, no liability for any taxes, interest or penalties of any nature whatsoever, in excess of $5,000 except for those taxes which may have arisen up to the time the Merger shall become effective in the ordinary course of business and are properly accrued on the books of Farmers as of the time the Merger shall become effective.

             (j) To the best of its knowledge and belief, but without having undertaken an environmental audit, Farmers has no knowledge of any underground storage tanks, any hazardous substances, hazardous waste, pollutant or contaminant, including, but not limited to, asbestos (except as disclosed in Subsection (j) of the Disclosure Letter), PCB's or urea formaldehyde, having been generated, released into, stored or deposited over, upon or below (in storage tanks or otherwise) Farmer's premises or any other real property owned or leased by Farmers other than other real estate owned, for which no investigation was conducted by Farmers, but for which Farmers has no knowledge of such, or into any water systems on or below the surface of the Farmers premises or any other real property owned or leased by Farmers other than other real estate owned, for which no investigation was conducted by Farmers, but for which Farmers has no knowledge of such from any source whatsoever. As used in this Agreement, the terms "hazardous substance," "hazardous waste," pollutant" and "contaminant" mean any substance, waste, pollutant or contaminant included within such terms under any applicable Federal, state or local statute or regulation.

             (k) Except for its obligation to its financial advisor Austin Associates, Inc., as previously disclosed to First Citizens, Farmers has not incurred and will not incur any liability for brokerage, finders', agents', or investment bankers' fees or commissions in connection with this Agreement or the Merger Agreement or the transactions contemplated hereby and thereby.

             (l) Subject to their fiduciary duties, the directors of Farmers executing this Agreement shall vote the shares of Farmers held directly by them in favor of adoption of the Agreement.

             (m) All contracts and commitments (whether written or oral) that may have a material effect on the business of Farmers are disclosed in subsection (m) of the Disclosure Letter and copies of any such written contracts or commitments have been provided to First Citizens. All contracts and commitments for the lease or purchase of equipment or services have been entered into on an arm's length basis.

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             (n) The deposits of Farmers are insured by the Federal Deposit
        Insurance Corporation in accordance with the Federal Deposit Insurance Act ("FDIA"). Farmers has paid all assessments and filed all reports required under the FDIA and is in compliance, in all material respects, with all regulatory requirements imposed in connection with the insurance of its deposits.

             (o) To the best of Farmer's knowledge and belief, the reserves for possible loan losses on the outstanding loans of Farmers (if any, as reflected in the balance sheet of Farmers as of December 31, 1996 (the "1996 Balance Sheet") are adequate to absorb all known and anticipated loan losses in the loan portfolio of Farmers, net of recoveries relating to loans previously charged off. Except as set forth in subsection (o) of the Disclosure Letter, there are no loans of Farmers the present principal balance of which is in excess of $5,000 that have been classified orally or in writing by bank examiners (regulatory or internal) as "Other Loans Specifically Mentioned," "Substandard," "Doubtful," or "Loss," as of the last examination date (which shall include the date on which any examination prior to the effective time is concluded). To the best of Farmer's knowledge and belief, each loan in the principal amount of $5,000 or greater reflected as an asset of Farmers in the 1996 Balance Sheet or acquired by Farmers since December 31, 1996, is the legal, valid and binding obligation of the obligor and any guarantor named therein, and no such loan is subject to any defense, offset or counterclaim. Except for pledges to secure public and trust deposits, to the best of Farmer's knowledge and belief, none of the investments reflected in the 1996 Balance Sheet under the heading "Investment Securities," and none of the investments made by Farmers since December 31, 1996, is subject to any restriction, whether contractual or statutory, which impairs the ability of Farmers freely to dispose of such investment at any time. Farmers is not a party to any repurchase agreements. Except as set forth in subsection (o) of the Disclosure Letter, and except for transactions aggregating less than $5,000, Farmers has not sold or otherwise disposed of any assets in a transaction in which the acquirer of such assets or any other person has the right, either conditionally or absolutely, to require Farmers to repurchase or otherwise re acquire any such assets.

             (p) Prior to the Closing, Farmers will have provided First Citizens with a list of all certificates of deposit or checking, savings or other deposits and a list of all certificates of deposit or checking, savings or other deposits owned by directors and officers of Farmers and their affiliates as of the last day of the calendar month immediately prior to the Closing. In addition, Farmers shall provide First Citizens with a list of (i) all certificates of deposit, checking, savings or other deposits in excess of $100,000 and (ii) all customers with aggregate deposits in excess of $100,000.

             (q) Subsection (q) of the Disclosure Letter contains a list and a brief description of all insurance policies currently in force with respect to Farmers. All premiums due on such policies have been paid, and such policies will continue to remain in force through the Effective Time. Subsection (q) the disclosure letter also contains a description of all claims in excess of $1,000 currently pending under such insurance policies, together with a list of all other claims in excess of $1,000 which have been filed during the last three (3) years and a description of the disposition thereof.

             (r) Except to the extent reflected or reserved against in the 1996 Balance Sheet or in the notes thereto, as of the date of such Balance Sheet, Farmers has no liabilities or obligations, secured or unsecured, whether accrued, absolute, contingent or otherwise, which would materially and adversely affect the financial condition, results of operations, assets, or business of Farmers.

             (s) Except for loans made in the ordinary course of business, Farmers has no business relationships, business transactions or indebtedness with or to any of its officers and directors.

          9. Action by Farmers Pending Effective Time. Farmers agrees that from the date of this Agreement until the time the Merger shall become effective, except with prior written permission of First Citizens:

             (a) Beginning with the date hereof and until such time as the Merger shall become effective, Farmers will not declare or pay any dividends or make any distributions other than regular cash dividends, payable at such times and in amounts consistent with past practice and not to exceed the per share rate paid in the prior calendar year, provided that if the merger shall occur prior to the payment of

                                      A-16
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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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        the regular annual cash dividend of Farmers, Farmers may pay a cash dividend in an amount equal to the per share rate paid in the prior calendar year, prorated to the date of the Merger. If, prior to the consummation of the Merger, Farmers shall declare a stock dividend or make distributions upon or subdivide, split up, reclassify or combine its shares of common stock in any security convertible into its common stock, appropriate adjustment or adjustments will be made in the foregoing per share dividend rate.

             (b) Farmers will not issue, sell, grant any option for, or acquire for value any shares of its capital stock or otherwise effect any change in connection with its capitalization.

             (c) Except as otherwise set forth in or contemplated by this Agreement or the Merger Agreement, Farmers will carry on its businesses in substantially the same manner as heretofore, keep in full force and effect insurance comparable in amount and scope of coverage to that now maintained by it and use its best efforts to maintain and preserve its business organization intact.

             (d) Farmers will not: (i) enter into any transaction other than in the ordinary course of business or incur or agree to incur any obligation or liability except liabilities incurred and obligations entered into in the ordinary course of business; (ii) change its lending, investment, liability management and other policies in any respect; (iii) except as committed for adjustment as of the date hereof and consistent with prior practice, grant any general or uniform increase in the rates of pay of employees; (iv) incur or commit to any capital expenditures other than in the ordinary course of business, or
        (v) merge into, consolidate with or sell its assets to any other corporation or person, or permit any other corporation to be merged or consolidated with it or acquire all of the assets of any other corporation or person.

             (e) Farmers will not change its method of accounting in effect at December 31, 1996 except as required by changes in generally accepted accounting principles and concurred in by Farmer's independent auditors, or change any of its methods of reporting income and deductions for Federal income tax purposes from those employed in the preparation of Farmer's Federal income tax returns for the taxable year ending December 31, 1996, except for changes required by law.

             (f) Farmers will promptly advise First Citizens in writing of all material actions taken by the directors and Stockholders of Farmers, furnish First Citizens with copies of all minutes of such action and monthly interim financial statements of Farmers as they become available, commencing with the April 1997 statements, and keep First Citizens fully informed concerning all developments which in the opinion of Farmers may have a material effect upon the business, properties or condition (either financial or otherwise) of Farmers.

          10. Action by First Citizens Pending Effective Time. First Citizens agrees that from the date of this Agreement until the time the Merger shall become effective:

             (a) First Citizens will carry on its business in substantially the same manner as heretofore except as otherwise set forth in or contemplated by this Agreement, and First Citizens will keep in full force and effect insurance comparable in amount and scope of coverage to that now maintained by it and use its best efforts to maintain and preserve its business organization intact.

             (b) First Citizens will not change its methods of accounting in effect at December 31, 1996, except as required by changes in generally accepted accounting principles as concurred in by First Citizens' independent auditors, or change any of its methods of reporting income and deductions for Federal income tax purposes from those employed in the preparation of the Federal income tax returns of First Citizens' Subsidiaries for the taxable year ended December 31, 1996, except for changes required by law or take any action which could jeopardize the tax free nature of the Merger or the pooling of interests accounting treatment for the Merger.

             (c) First Citizens will furnish Farmers with copies of interim financial statements of First Citizens and all reports, schedules and statements filed by or delivered for First Citizens pursuant to the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, as they become available, and keep Farmers fully informed concerning all developments which in the opinion

                                      A-17
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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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        of First Citizens may have a material effect upon the business, properties or condition (either financial or otherwise) of First
        Citizens.

          11. Conditions to Obligations of First Citizens. The obligations of First Citizens under this Agreement and the Merger Agreement are subject, unless waived by First Citizens, to the satisfaction of the following conditions on or prior to the time the Merger shall become effective:

             (a) There shall not have been any material adverse change or discovery of a condition or the occurrence of an event which has or is likely to result in such a change, in the financial condition, aggregate net assets, Stockholders' equity, business or operating results of Farmers from December 31, 1996 to the time the Merger shall become effective.

             (b) Farmers shall not have paid cash dividends from the date hereof to the time the Merger shall become effective except as permitted under this Agreement.

             (c) All representations by Farmers contained in this Agreement and the Merger Agreement shall be true in all material respects at, or as of, the time the Merger shall become effective as though such representations were made at and as of said date, except for changes contemplated by this Agreement or the Merger Agreement and except also for representations as of a specified time other than the time the Merger shall become effective, which shall be true in all material respects at such specified time. In addition, all amendments to the Disclosure Letter shall have been approved by First Citizens in accordance with Section 19.

             (d) First Citizens shall have received the opinion of legal counsel for Farmers, dated the time the Merger shall become effective, substantially to the effect set forth in Exhibit A hereto.

             (e) Farmers shall have performed or satisfied in all material respects all undertakings, agreements and conditions required by this Agreement or the Merger Agreement to be performed or satisfied by it at or prior to the time the Merger shall become effective.

             (f) At the time the Merger shall become effective, no suit, action or proceeding shall be pending or overtly threatened before any court or other governmental agency by the federal or state government in which it is sought to restrain or prohibit the consummation of the Merger, and no other suit, action or proceeding shall be pending or overtly threatened and no liability or claim shall have been asserted against Farmers which First Citizens shall in good faith determine, with advice of counsel:
        (i) has a reasonable likelihood of being successfully prosecuted and
        (ii) if successfully prosecuted, would materially and adversely affect the benefits hereunder intended for First Citizens.

             (g) Prior to the time the Merger shall become effective, First Citizens shall not have been deprived of adequate opportunity to conduct such review and examination of the business, properties, and condition (financial or otherwise) of Farmers as First Citizens shall have deemed prudent. In the event Farmers receives a written examination report or written agreement with a state or federal banking regulatory agency, First Citizens shall have an opportunity to review such examination report or written agreement for a period of thirty days and may, at its option, elect to terminate its obligations under this Agreement during such review period.

             (h) Holders of Farmers Common Stock who are entitled to exercise in the aggregate not more than 10% of the voting power of the issued and outstanding Farmers Common Stock as of the time the Merger shall become effective shall have taken steps to perfect their rights as dissenting Stockholders pursuant to the provisions the Sections 1115.19 and 1701.85 of the Ohio Revised Code so that if, at the time the Merger shall become effective, holders of more than 10% of such shares shall have taken such steps, First Citizens may, at its option, refuse to consummate the Merger.

             (i) Farmers shall have furnished First Citizens certificates, signed on its behalf by the Chairman or President and the Secretary or an Assistant Secretary of Farmers and dated the time the Merger shall become effective, to the effect that to the best of their knowledge, after due inquiry, the conditions described in Paragraphs (a), (b), (c), and (f) of this Section 11 have been fully satisfied.

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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             (j) First Citizens shall have received from each Affiliate a certificate in the form specified by First Citizens.

             (k) First Citizens shall have received from Farmers the officers' certificates required pursuant to Section 4 (m) hereof.

             (l) Each of (i) the Board of Directors of Farmers, (ii) Farmers' stockholders and (iii) First Citizens' shareholders shall have approved this Agreement and the Agreement of Merger.

             (m) First Citizens shall have received from Crowe, Chizek and Company, a letter dated the effective time, in substance reasonably acceptable to First Citizens, stating its opinion that based upon the information furnished that the transactions contemplated by this Agreement should be accounted for by First Citizens as a "pooling of interests" for financial statement reporting purposes and that such accounting treatment is in accordance with generally accepted accounting principles.

             (n) Pursuant to Section 4(1) hereof, First Citizens shall have filed such registration statements or applications as may be required under applicable blue sky laws and such registration statements or applications shall have become effective or approved and no stop order shall be threatened or in effect with respect thereto.

          12. Conditions to Obligations of Farmers. The obligations of Farmers under this Agreement or the Merger Agreement are subject, unless waived by Farmers, to the satisfaction on or prior to the time the Merger shall become effective of the following conditions:

             (a) There shall not have been any material adverse change or discovery of a condition or the occurrence of an event which has or is likely to result in such a change, in the financial condition, aggregate net assets, Stockholders' equity, business, or operating results of First Citizens from December 31, 1996, to the time the Merger shall become effective.

             (b) All representations by First Citizens contained in this Agreement and the Merger Agreement shall be true in all material respects at, or as of, the time the Merger shall become effective as though such representations were made at and as of said date, except for changes contemplated by this Agreement and the Merger Agreement, and except also for representations as of a specified time other than the time the Merger shall become effective, which shall be true in all material respects at such specified time.

             (c) Farmers shall have received the opinion of Counsel for First Citizens dated the time the Merger shall become effective substantially to the effect set forth in Exhibit B hereto.

             (d) First Citizens shall have performed or satisfied in all material respects all undertakings, agreements and conditions required by this Agreement and the Merger Agreement to be performed or satisfied by it at or prior to the time the Merger shall become effective.

             (e) At the time the Merger shall become effective, no suit, action or proceeding shall be pending or overtly threatened before any court or other governmental agency of the federal or state government in which it is sought to restrain, prohibit or set aside consummation of the Merger and no other suit, action or proceeding shall be pending or overtly threatened and no liability or claim shall have been asserted against First Citizens which Farmers shall in good faith determine, with advice of counsel: (i) has a reasonable likelihood of being successfully prosecuted and (ii) if successfully prosecuted, would materially and adversely affect the benefits hereunder intended for Farmers and its Stockholders.

             (f) First Citizens shall have furnished Farmers a certificate, signed by the Chairman or President and by the Secretary or Assistant Secretary of First Citizens and dated the time the Merger shall become effective to the effect that to the best of their knowledge after due inquiry the conditions described in Paragraphs (a), (b), and (e) of this
        Section 12 have been fully satisfied.

             (g) First Citizens and Farmers shall have received the opinion called for pursuant to Section 6 of this Agreement and there shall exist as of, at or immediately prior to the time the Merger shall become

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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        effective no facts or circumstances which would render such opinion inapplicable in any respect to the transactions to be consummated hereunder.

          13. Conditions to Obligations of All Parties. In addition to the provisions of Sections 11 and 12 hereof, the obligations of First Citizens and Farmers to cause the transactions contemplated herein to be consummated shall be subject to the satisfaction of the following conditions on or prior to the time the Merger shall become effective:

             (a) The parties hereto shall have received all necessary approvals of governmental agencies and authorities of the transactions contemplated by this Agreement and each of such approvals shall remain in full force and effect at the time the Merger shall become effective and such approvals and the transactions contemplated thereby shall not have been contested by any federal or state governmental authority by formal proceeding, or contested by any other third party by formal proceeding which the Board of Directors or the party asserting a failure of a condition under this Section 13(a) shall in good faith determine, with the advice of counsel: (i) has a reasonable likelihood of being successfully prosecuted and (ii) if successfully prosecuted, would materially and adversely affect the benefits hereunder intended for such party. It is understood that, if any contest as aforesaid is brought by formal proceedings, First Citizens may, but shall not be obligated to, answer and defend such contest. First Citizens shall notify Farmers promptly upon receipt of all necessary governmental approvals.

             (b) The registration statement required to be filed by First Citizens pursuant to Section 4(c) of this Agreement shall have become effective by an order of the Securities and Exchange Commission, the shares of First Citizens Common Shares to be exchanged in the Merger shall have been qualified or exempted under all applicable state securities laws, and there shall have been no stop order issued or threatened by the Securities and Exchange Commission that suspends or would suspend the effectiveness of the registration statement, and no proceeding shall have been commenced, pending or overtly threatened for such purpose.

             (c) This Agreement and the Merger Agreement shall have been duly adopted, ratified and confirmed by the requisite affirmative votes of the Stockholders of Farmers.

          14. Non-survival of Representations and Warranties. The respective representations and warranties of First Citizens and Farmers set forth shall expire at the effective time of the Merger.

          15. Governing Law. This Agreement shall be construed and interpreted according to the applicable laws of the State of Ohio.

          16. Assignment. This Agreement and the Merger Agreement and all of the provisions hereof and thereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor the Merger Agreement nor any of the rights, interest, or obligations hereunder or thereunder shall be assigned by either of the parties hereto without the prior written consent of the other party.

          17. Satisfaction of Conditions; Termination.

             (a) First Citizens agrees to use its best effort to obtain satisfaction of the conditions insofar as they relate to First Citizens, and Farmers agrees to use its best efforts to obtain the satisfaction of the conditions insofar as they relate to Farmers. If any material condition to the obligations of First Citizens set forth in Section 11 or 13 is not substantially satisfied at the time or times contemplated thereby and such condition is not waived by First Citizens, or if any material condition to the obligations of Farmers set forth in Section 12 or 13 is not substantially satisfied at the time or times contemplated thereby and such condition is not waived by Farmers, or if at any time prior to the time the Merger shall become effective, it shall become reasonably certain that such condition will not be substantially satisfied and such condition is not waived by First Citizens or Farmers, as the case may be, either First Citizens or Farmers may terminate this Agreement by written notice to the other party after the expiration of fifteen (15) days written notice to the other party during which time such other party shall have an opportunity to cure such defect in said condition. This Agreement may be terminated and abandoned (either before

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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        or after the meetings of Stockholders contemplated hereby) by mutual written consent of First Citizens and Farmers authorized by their respective Boards of Directors. In the event of such termination caused otherwise than by breach of this Agreement by any of the parties hereto, this Agreement shall cease and terminate, the acquisition of Farmers as provided herein shall not be consummated, and neither First Citizens nor Farmers shall have any further liability under this Agreement of any nature whatever, including any liability for damages. In the event this Agreement is terminated, the duties of both parties with respect to confidential information set forth in Sections 4(d) shall survive any such termination. In addition to the other grounds for termination of this Agreement set forth herein, this Agreement can be terminated by written notice by either party to the other, in each case authorized by its Board of Directors, if the Merger shall not have been consummated by February 1, 1998, or the date of such notice, whichever is later.

             (b) If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement, then, in addition to other remedies at law or equity for breach of this Agreement, the party so found to have breached this Agreement shall indemnify the other parties for their respective costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement and related actions and its Stockholders' meetings and actions.

          18. Waivers, Amendments. Any of the provisions of this Agreement may be waived at any time by the party which is, or the Stockholders of which are, entitled to the benefit thereof, by resolution of the Board of Directors of such party. This Agreement may be amended or modified in whole or in part by an agreement in writing executed in the same manner (but not necessarily by the same person) as this Agreement and which makes reference to this Agreement, pursuant to a resolution, adopted by the Boards of Directors of the respective parties, provided, however, such amendment or modification may be made in this manner by the respective Boards of Directors of First Citizens and Farmers at anytime prior to a favorable vote of such party's Stockholders, but may be made after a favorable vote by the Stockholders of such party, only if, in the opinion of its Board of Directors, such amendment or modification will not have any material adverse effect on the benefits intended under this Agreement for the Stockholders of such party and will not require resolicitation of any proxies from such Stockholders.

          19. Entire Agreement. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by First Citizens and Farmers or by any officer or officers of such parties relating to the acquisition of the business or the capital stock of Farmers by First Citizens. This Agreement, including the exhibits and schedules hereto (which shall include the Disclosure Letter and the Merger Agreement) together constitute the entire agreement of the parties, and there are no agreements or commitments except as set forth herein and therein. This Agreement and the Merger Agreement may only be amended in a writing signed by the parties hereto and thereto. The Disclosure Letter may be amended by Farmers from time to time after the date hereof upon the prior written consent of First Citizens.

          20. Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in several counterparts, each of which shall constitute one and the same instrument.

          21. Notices. All notices and other communications hereunder shall be deemed to have been duly given if forwarded by regular First Class United States Mail, postage prepaid, or a nationally recognized overnight courier service. All notices and other communications hereunder given to any party shall be communicated to the remaining party to this Agreement by mail in the same manner as herein provided.

           a) If to First Citizens, to:

           David Voight, President
           First Citizens Banc Corp.
           100 East Water Street
           Sandusky, OH 44870

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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

-------------------------------------------------------------------------------

           With copies to:

           Dean S. Lucal, Esq.
           Lucal & McGookey
           502 West Washington St.
           Sandusky, OH 44870
           and

           M. Patricia Oliver, Esq.
           Squire, Sanders & Dempsey, LLP
           4490 Key Tower
           127 Public Square
           Cleveland, OH 44414-1304

           (b) If to Farmers, to:

           Ms. Dorothy L. Robey
           The Farmers State Bank
           102 S. Kibler
           New Washington, OH 44854-9401

           With copies to:

           Martin D. Werner, Esq.
           Werner & Blank Co., L.P.A.
           7205 W. Central Avenue
           Toledo, Ohio 43617

          22. Publicity. First Citizens and Farmers agree to consult with and obtain the consent of the other, prior to any media release or other public disclosures as to the matters covered by this Agreement, except as may be required by law.

          24. Whenever a representation or warranty is made herein as being "to the knowledge of" a party hereto or the officers or directors thereof, it is understood that an officer has made or caused to be made by personnel or representatives competent to determine the accuracy thereof (and the results thereof reported to him) an investigation which is appropriate to determine the accuracy of such representation or warranty.

          25. The corporate trust department of Fifth Third Bank, as transfer agent for the First Citizens Common Shares (or such other bank or trust company as First Citizens selects) shall act as exchange agent in respect of the conversion of Farmers common stock into First Citizens common shares.

                                      A-22
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                           FIRST CITIZENS BANC CORP
                               EXHIBIT NO. 10ii

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     IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.


ATTEST:                                            First Citizens Banc Corp.
-----------------------------------------          By: /s/ DAVID VOIGHT
By: /s/ JAMES MILLER                                   -------------------------------------
-------------------------------------              David Voight, President
Its: Senior Vice President
-------------------------------------              The Farmers State Bank
ATTEST:                                            By: /s/ DOROTHY ROBEY
-----------------------------------------              -------------------------------------
By: /s/ WILLIAM SHEAFFER                           Dorothy Robey, President
-------------------------------------
Its: Vice President
-------------------------------------

As individuals and with respect solely to the understanding made in Section 8(l) of this Agreement.

/s/ DOROTHY ROBEY                                  /s/ RONALD DENTINGER
-----------------------------------------          -----------------------------------------

/s/ ROBERT L. BORDNER                              /s/ ROBERT M. OBRINGER
-----------------------------------------          -----------------------------------------

/s/ RICHARD NIEDERMIER
-----------------------------------------          -----------------------------------------

/s/ BLYTHE FRIEDLEY
-----------------------------------------          -----------------------------------------

/s/ WILLIAM SHEAFFER
-----------------------------------------          -----------------------------------------

/s/ LUTHER SHAFER
-----------------------------------------          -----------------------------------------

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